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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): MAY 5, 2005



                              COMPUWARE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number: 000-20900


                MICHIGAN                                    38-2007430
    (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                     Identification No.)

  ONE CAMPUS MARTIUS, DETROIT, MICHIGAN                     48226-5099
(Address of Principal Executive Offices)                    (Zip Code)


      (Registrant's telephone number, including area code): (313) 227-7300

                               -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Compuware Corporation filed a Form 8-K to report an event which occurred on May
5, 2005. The Form 8-K included Exhibit 10.96. Compuware is amending the Form 8-K to correct a typographical error in Exhibit 10.96.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

10.96    First Amendment to 2002 Directors Phantom Stock Plan


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COMPUWARE CORPORATION


Date: May 17, 2005                            By:  /s/ Laura L. Fournier
                                                   ------------------------
                                                   Laura L. Fournier
                                                   Senior Vice President
                                                   Chief Financial Officer





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                                INDEX OF EXHIBITS


EXHIBIT NO.                              DESCRIPTION
-----------    --------------------------------------------------------------
   10.96       First Amendment to the 2002 Directors Phantom Stock Plan